UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

HERON LAKE BIOENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota	000-51825	41-2002393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91246 390th Avenue, Heron Lake, MN	56137-1375
(Address of principal executive offices)	(Zip Code)

(507) 793-0077
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Under Section 5.3(a)(iv) the Member Control Agreement of Heron Lake BioEnergy, LLC (the “Company”), any Member who, together with such Member’s affiliates, holds a majority of the outstanding units of the Company is entitled to appoint a majority of the Governors to the Board of Governors. Currently, Project Viking, L.L.C. is the only member of the Company with such rights based on its current 60.8% ownership percentage. Granite Falls Energy, LLC ("Granite Falls Energy") is sole owner of all of the outstanding membership interests is of Project Viking. Therefore, Granite Falls Energy has the right to appoint five (5) Governors to the Company’s Board of Governors.

On March 20, 2014, Granite Falls Energy determined to remove Shannon Johnson as its appointee and David Thompson as its alternate appointee to the Board of Governors of the Company. Effective that same day, Granite Falls Energy designated Leslie Bergquist as its fifth appointee and Kenton Johnson and Martin Seifert as its alternate appointees to the Company's Board of Governors.  Mr. Berguist has not yet been named to any committees of the Board of Governors.

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Leslie Bergquist - Age 54, Appointed Governor. Mr. Bergquist is currently the owner and President of Bergquist Consulting Corporation, performing commercial and agricultural loan reviews and appraisal reviews. He also serves as a farm manager for Fagen Farms, LLC, which is an affiliate of Fagen, Inc., a bus driver for Bennett & Bennett Transportation, and works for Granite Falls Municipal Hospital and Manor in ambulance transport services. Prior to founding Bergquist Consulting Corporation in January 2012, Mr. Bergquist served as a senior credit analyst for Forstrom Bancorporation, Inc. from May 2007 through December 2011. He also previously worked at Yellow Medicine County Bank, holding the positions of President, Vice President, and director over the course of his tenure. Mr. Bergquist's community involvement includes current and previous involvement with the Minnesota Bankers Association, Minnesota Valley Antique Farm Power and Machinery Association, Granite Falls Kiwanis, Yellow Medicine East Dollars for Scholars, Steelesville Cemetery Association, City of Granite Falls Planning Commission, and Granite Falls Lutheran Church. He received his Bachelor's degree in Agronomy from the University of Minnesota. Mr. Bergquist currently serves as a governor of Granite Falls Energy, LLC, an SEC-reporting company.

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Kenton Johnson - Age 25, Alternate Appointed Governor.  Mr. Johnson previously served on the Company's Board of Governors from August 2011 to July 2013, as an appointee of Project Viking. Mr. Johnson currently raises corn and soybeans with his father south of Granite Falls, Minnesota. In May of 2007, Mr. Johnson started managing his own farming operation. In August of 2009, Mr. Johnson became Chief Executive Officer and shareholder of Prairie View Farms, Inc. Prairie View Farms has been a family owned and operated farming business since 1990. Mr. Johnson is a member of the Minnesota Corn Growers Association and the Minnesota Soybean Growers Association. He also serves on the boards of Platinum Ethanol, LLC and Bushmills Ethanol, Inc. He is a member of YME Hoops Club and Granite Falls Lutheran Church. Mr. Johnson received his B.S. in Agriculture Business Management from Southwest Minnesota State University. Mr. Johnson currently serves as a governor of Granite Falls Energy, LLC, an SEC-reporting company.

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Martin Seifert - Age 41, Alternate Appointed Governor. Mr. Seifert has served as the executive director of the Avera Marshall Foundation at Avera Marshall Regional Medical Center from October 2010 to December 2013. Mr. Seifert has also been a Realtor with Real Estate Retrievers since 2010. Prior to joining the Avera Marshall Foundation and Real Estate Retrievers, Mr. Seifert was a member of the Minnesota House of Representatives from 1996 to 2011. He also served as minority leader in the Minnesota House of Representatives from 2006 to 2009. Mr. Seifert graduated from Southwest Minnesota State University in 1995. Mr. Seifert currently resides in Marshall, Minnesota. He is currently a candidate for Governor of Minnesota. Mr. Seifert currently serves as an alternate at-large governor of Granite Falls Energy, LLC, an SEC-reporting company.

The remaining Project Viking governor appointees, which currently sit on the Company’s Board of Governors, are: Paul Enstad, Rod Wilkison, Dean Buesing, Marten Goulet. Each of the appointed governors and appointed alternate governors serve indefinitely at the pleasure of Granite Falls Energy (so long as Granite Falls Energy and its affiliates continue to hold a sufficient number of units to maintain the applicable appointment right) until a successor is appointed, or until the earlier death, resignation or removal of the appointed governor.

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 19, 2014, the Company held its 2014 Annual Meeting of Members (the “Annual Meeting”).  Of the Company’s 64,755,619 Class A and Class B units issued, outstanding and entitled to vote at the Annual Meeting, 47,302,481 units or 73.0% were present either in person or by proxy.  As a result, a quorum was present to conduct business at the Annual Meeting.

The following describes the matters considered by the Company’s members at the Annual Meeting, as well as the final results of the votes cast at the meeting.

Proposal One: Election of Two Governors

The first proposal voted upon by the members at the annual meeting was the election of two governors, one governor to serve for a term of two years and one governor to serve for a term of three years, or until their respective successors have been elected and qualified or their earlier death, resignation or removal.

With respect to Proposal One, Class A and Class B units held by members entitled to appoint one or more governors under the Company’s Member Control Agreement are not entitled to vote. Therefore, of the total units present in person or by proxy at the meeting, 7,881,532 units were entitled to vote on Proposal 1.

There were two nominees for the two governor positions: Michael Kunerth and Robert J. Ferguson. The votes for the nominee governors were as follows:

Name	Votes For
Michael Kunerth	6,529,032
Robert J. Ferguson	6,293,944

As a result, each nominee listed in Proposal 1 was elected as a governor of the Company. Michael Kunerth, the nominee receiving the highest percentage of votes cast at the Annual Meeting, was elected to serve a three-year term expiring at the 2017 Annual Meeting or until their respective successors have been elected and qualified or their earlier death, resignation or removal. Robert J. Ferguson was elected to serve a three-year term expiring at the 2017 Annual Meeting or until their respective successors have been elected and qualified or their earlier death, resignation or removal.

Proposal Two: Advisory Vote To Approve Executive Compensation (Say-On-Pay)

The compensation of our executives was approved by the members. The votes for Say-On-Pay were as follows:

For	Against	Abstentions
45,267,578	853,672	1,230,731

The Company anticipates that the next present the Say-on-Pay vote will be presented to the members at the 2017 Annual Member Meeting.

Proposal Three: Amendments to the Member Control Agreement

The third proposal voted upon by the members at the Annual Meeting was to approve changes to the Company's Member Control Agreement of Heron Lake BioEnergy, LLC, as amended through August 30, 2011 (the "Member Control Agreement"), to: (i) require at least a two-thirds vote of the Governors to authorize the sale, merger, consolidation or voluntary dissolution of the Company; (ii) add a provision to allow for Alternate Governors; and (iii) delete a provision granting the Board authority to place restrictions on the membership requirements. The proposal was approved by the necessary vote of the members, with voting results as follows:

For	Against	Abstentions
45,722,840	379,960	1,249,181

Of the units present at the meeting, either in person or by proxy, and eligible to vote, 95.54% of the units were voted in favor of Proposal 3. As a result, Proposal 3 was approved and the Company’s Member Control Agreement was amended accordingly.  The Company’s First Amendment to the Member Control Agreement, as amended through August 30, 2011, is attached hereto as Exhibits 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	None.
(b)	None.
(c)	None.
(d)	Exhibits
	3.1	First Amendment to the Member Control Agreement, as amended through August 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

Date: March 24, 2014	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer